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                                                                   EXHIBIT 10.11



                             SUBORDINATION AGREEMENT


BORROWER:    U.S. OnLine Communications, Inc.

CREDITOR:    ________________________________

DATE:        ________________________________

        This Subordination Agreement is entered into between Silicon Valley Bank ("Silicon") and the creditor named above (the "Creditor").

        1. Subordination. To induce Silicon to extend credit to the above-named borrower (the "Borrower") at any time, in such manner, upon such terms and for such amounts as may be mutually agreeable to Silicon and the Borrower (but without obligation on Silicon's part to do so), the Creditor hereby agrees to subordinate and does hereby subordinate payment by the Borrower of any and all indebtedness of the Borrower, now or hereafter incurred, created or evidenced, to the Creditor, however such indebtedness may be hereafter extended, renewed or evidenced (together with all collateral, security and guarantees, if any, for the payment of any such indebtedness) (collectively, the "Junior Debt"), to the payment in full in cash to Silicon of any and all present and future indebtedness, liabilities, guarantees and the other obligations, of every kind and description, of the Borrower to Silicon (collectively, the "Senior Debt"). The Creditor agrees not to ask for, demand, sue for, take or receive any payments with respect to all or any part of the Junior Debt or any security therefor, whether from the Borrower or any other source, unless and until all of the Senior Debt has been paid and performed in full; PROVIDED, HOWEVER, THAT THE BORROWER MAY PAY, AND THE CREDITOR MAY RECEIVE, AMOUNTS DUE FROM TIME TO TIME AS PRINCIPAL AND INTEREST PAYMENTS ON THE JUNIOR DEBT AS LONG AS (i) THERE IS NO PENDING "EVENT OF DEFAULT" AT THE TIME (AS SUCH TERM IS DEFINED IN THE LOAN AND SECURITY AGREEMENT BETWEEN BORROWER AND SILICON), AND
(ii) SUCH PAYMENTS WOULD NOT CAUSE AN EVENT OF DEFAULT.

        The word "indebtedness" is used herein in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. The Creditor represents and warrants to Silicon that the Borrower is now indebted to the Creditor in the amounts, and only the amounts, as described on the attached Exhibit A, pursuant to the notes and/or documents described on the attached Exhibit A. The Creditor also represents and warrants that the Junior Debt is unsecured. Upon request, the Creditor shall render accountings to Silicon stating the balance due on the Junior Debt, including accrued interest.

        Any payment made by Borrower and/or received by the Creditor in violation of any provision of this Agreement shall be segregated from all other funds, and shall be held in trust by the Creditor for Silicon and shall be promptly delivered, in kind, to Silicon for application in reduction of the Senior Debt.



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        2.     Distribution of Assets or Liquidation Proceeds. The Creditor
further agrees that upon any distribution of money or assets, or readjustment of the indebtedness of the Borrower whether by reason of foreclosure, liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the Junior Debt, or the application of the assets of the Borrower to the payment or liquidation thereof, Silicon shall be entitled to receive payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt. In order to enable Silicon to enforce its rights hereunder in any such action or proceeding, Silicon is hereby irrevocably authorized and empowered in its discretion (but without any obligation on Silicon's part) to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of the Senior Debt. The Creditor further agrees to execute and deliver to Silicon such assignments or other instruments as may be required by Silicon in order to enable Silicon to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all and any of the Junior Debt.

        3. Transfer of Subordinated Debt. The Creditor shall not sell, pledge, assign or otherwise transfer, at any time while this Agreement remains in effect, any rights, claim or interest of any kind in or to any of the Junior Debt, either principal or interest, without first notifying Silicon and making such transfer expressly subject to this Subordination Agreement in form and substance satisfactory to Silicon. The Creditor represents and warrants to Silicon that the Creditor has not sold, pledged, assigned or other wise transferred any of the Junior Debt, or any interest therein or collateral or security therefor to any other person. The Creditor shall concurrently endorse all notes and other written evidence of the Junior Debt with a statement that they are subordinated to the Senior Debt pursuant to the terms of this Agreement, in such form as Silicon shall require, and the Creditor shall exhibit the originals of such notes and other written evidence of the Junior Debt to Silicon so that Silicon can confirm that such endorsement has been made (but no failure to do any of the foregoing shall affect the subordination of the Junior Debt provided for herein, which shall be fully effective upon execution of this Agreement).

        4. Silicon's Rights. This is a continuing agreement of subordination and Silicon may continue, without notice to the Creditor, to extend credit or other accommodation or benefit and loan monies to or for the account of the Borrower in reliance hereon. Silicon may at any time, in its discretion, renew or extend the time of payment of all or any Senior Debt, modify the Senior Debt and any terms or provisions thereof or of any agreement relating thereto, waive or release any collateral which may be held therefor at any time, and make and enter into any such agreement or agreements as Silicon may deem proper or desirable relating to the Senior Debt, without notice to or further consent from the Creditor and without any manner impairing or affecting this Agreement or any of Silicon's rights hereunder. The Creditor waives notice of acceptance hereof, notice of the creation of any Senior Debt, the giving or extension of any credit by Silicon to the Borrower, or the taking, waiving or releasing of any security therefor, or the making of any modifications, and the Creditor waives presentment, demand, protest, notice of protest, notice of default, and all other notices to which the Creditor might otherwise be entitled.

        5. Mutual Waiver of Jury Trial. SILICON AND THE CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON,



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ARISING OUT OF, OR IN ANY WAY RELATING TO: (a) THIS AGREEMENT; OR (b) ANY OTHER
PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND THE CREDITOR; OR
(c) ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR THE CREDITOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR THE CREDITOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

        6. Specific Performance. Silicon is hereby authorized to demand specific performance of the provisions set forth in this agreement, and Creditor hereby irrevocably waives any defense based on the adequate remedy at law which might be asserted as a bar to such remedy of specific performance.

        7. Continuing Effect. The provisions of this agreement shall continue in effect and be reinstated if at any time payment or performance of the Senior Debt is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned, whether as a preference, fraudulent conveyance or otherwise, all as if such payment or performance had not been made.

        8. Governing Law; Jurisdiction; Venue. This agreement and all acts and transactions hereunder and all rights and obligations of Silicon and Creditor shall be governed by, and construed in accordance with, the laws of the State of Washington. Creditor (i) agrees that all actions and proceedings relating directly or indirectly hereto shall at Silicon's option, be litigated in courts located within Washington, and that the exclusive venue therefor shall be, at Silicon's option, King County, Washington; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Creditor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

        9. General. This agreement sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys' fees at trial, and on appeal or review) from the non-prevailing party. The parties agree to cooperate fully with each other and take all further actions and execute all further documents from time to time as may be reasonably necessary to carry out the purposes of this Agreement.

                                       CREDITOR:


                                       _________________________________________

                                       SILICON:





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                                       SILICON VALLEY BANK


                                       By
                                                   Title













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                              BORROWER'S AGREEMENT

        The undersigned Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement and agrees not to pay any Junior Debt, except as provided therein. If Borrower breaches this Agreement or any of the provisions of the foregoing Subordination Agreement, Borrower agrees that, in addition to all other rights and remedies Silicon has, all of the Senior Debt shall, at Silicon's option and without notice or demand, become immediately due and payable, unless Silicon expressly agrees in writing to waive such breach. No waiver by Silicon of any breach shall be effective unless in writing signed by one of Silicon's authorized officers, and no such waiver shall be deemed to extend to or waive any other or subsequent breach. Borrower further agrees that any default or event of default by Borrower on the Junior Debt, or under any present or future instrument or agreement between Borrower and the Creditor, or any breach of the foregoing Subordination Agreement by Borrower or the Creditor shall constitute a default and event of default under all present and future instruments and agreements between Borrower and Silicon. Borrower further agrees that, at any time and from time to time, the foregoing Subordination Agreement may be altered, modified or amended by Silicon and the Creditor without notice to Borrower and without further consent by Borrower.

                                       BORROWER:

                                       U.S. ONLINE COMMUNICATIONS, INC.


                                       By:

                                           Title: ______________________________









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